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                                                                    EXHIBIT 10.4

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Fresenius Medical Care AG (the "Company") on Form 20-F filed during the month of March, 2003 as submitted to the Securities and Exchange Commission on the date hereof (the "Report"), I, Dr. Ulf M. Schneider, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ DR. ULF M. SCHNEIDER
---------------------------------------------------------
Dr. Ulf M. Schneider
Chief Financial Officer
March 18, 2003